Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of First Watch Restaurant Group, Inc. (the “Company”) for the period ended September 28, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Christopher A. Tomasso, Chief Executive Officer of the Company, and Mel Hope, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 4, 2025
                        /s/ Christopher A. Tomasso
Christopher A. Tomasso
Chief Executive Officer
(Principal Executive Officer)

                        /s/ Mel Hope
Mel Hope
Chief Financial Officer
(Principal Financial Officer)